UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2025

Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania		1-5318	25-0900168

(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

525 William Penn Place
Suite 3300
Pittsburgh,	Pennsylvania		15219

(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (412) 248-8000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Capital Stock, par value $1.25 per share	KMT	New York Stock Exchange
Preferred Stock Purchase Rights		New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareowners of Kennametal Inc. (the "Company") on October 28, 2025, the Company's Shareowners voted on the election of eight directors with terms to expire in 2026, the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2026 and an advisory vote on executive compensation. The 72,443,421 shares present in person or represented by proxy at the meeting were voted as described below.
I.    The eight directors listed below were elected to serve as directors until the next annual meeting of Shareowners in 2026 and until their successors are duly elected and qualified by the following vote:

	For	Withheld	Broker Non-Votes
Joseph Alvarado	65,855,590	4,104,709	2,483,122
Shelley Bausch	69,715,244	245,055	2,483,122
Sanjay Chowbey	69,388,811	571,488	2,483,122
Douglas T. Dietrich	69,334,818	625,481	2,483,122
William M. Lambert	69,432,542	527,757	2,483,122
Lorraine M. Martin	69,193,889	766,410	2,483,122
Sagar A. Patel	67,284,091	2,676,208	2,483,122
Paul Sternlieb	69,015,807	944,492	2,483,122

II.    The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026 was approved by the following vote:

	For	Against	Abstained
PricewaterhouseCoopers LLP	70,958,013	1,350,152	135,256

III.    The advisory vote on executive compensation paid to the Company's named executive officers, as disclosed in the Company's proxy statement, was approved on an advisory basis by the following vote:

	For	Against	Abstained	Broker Non-Votes
Executive compensation	68,982,027	875,961	102,311	2,483,122

Item 8.01 Other Events.
On October 28, 2025, the Company’s Board of Directors declared a quarterly cash dividend of $.20 per share. The dividend is payable on November 24, 2025 to shareholders of record as of the close of business on November 10, 2025.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:	October 30, 2025	By:	/s/ Michelle R. Keating
Michelle R. Keating
Vice President, Secretary and General Counsel

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